UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2013

STERLING BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 Rella Boulevard, Montebello, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 31, 2013, Provident New York Bancorp completed its acquisition of Sterling Bancorp (“Legacy Sterling Bancorp”). In connection with the acquisition, Provident New York Bancorp completed the following corporate actions:

•	Legacy Sterling Bancorp merged with and into Provident New York Bancorp. Provident New York Bancorp was the accounting acquirer and the surviving entity.

•
Provident New York Bancorp changed its legal entity name to Sterling Bancorp and became a bank holding company and a financial holding company as defined by the Bank Holding Company Act of 1956, as amended.

•	Provident Bank, a wholly-owned subsidiary of Provident New York Bancorp converted into a national bank.

•	Sterling National Bank, a wholly-owned subsidiary of Legacy Sterling Bancorp (“Legacy Sterling National Bank”) merged with and into Provident Bank with Provident Bank as the surviving entity.

•	Provident Bank changed its legal entity name to Sterling National Bank.

•	Provident Municipal Bank merged with and into Sterling National Bank.

We refer to the transactions detailed above collectively as the “Merger”.

Item 2.01. Completion of Acquisition or Disposition of Assets
On November 1, 2013, we filed a Current Report on Form 8-K (the “Original Report”) announcing the completion of the acquisition of Legacy Sterling. This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of Legacy Sterling Bancorp described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.
Item 9.01. Financial Statements and Exhibits
(a)Financial Statements of Business Acquired.
The financial statements required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 to this amended Current Report on Form 8-K. The audited financial statements of Legacy Sterling Bancorp as of December 31, 2012 and 2011 and for the fiscal years ended December 31, 2012, 2011 and 2010 as well as the accompanying notes thereto are filed as Exhibit 99.1 and incorporated herein by reference.
The unaudited financial statements of Legacy Sterling Bancorp as of June 30, 2013 and for the three months ended June 30, 2013 and June 30, 2012 and for the six months ended June 30, 2013 and June 30, 2012 as well as the accompanying notes thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b)Pro Forma Financial Information.
The unaudited pro forma condensed combined consolidated financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.3 to this amended Current Report on Form 8-K/A and incorporated herein by reference.
(d)     Exhibits
Exhibit 23.1    Consent of Independent Certified Public Accountant.

Exhibit 99.1
Audited financial statements of Legacy Sterling Bancorp as of December 31, 2012 and December 31, 2011 and for the fiscal years ended December 31, 2012, 2011 and 2010 (incorporated by reference to Legacy Sterling Bancorp’s Annual Report on Form 10-K filed on February 22, 2013).

Exhibit 99.2
Unaudited financial statements of Legacy Sterling Bancorp as of June 30, 2013 and for the three months ended June 30, 2013 and June 30, 2012 and for the six months ended June 30, 2013 and June 30, 2012 (incorporated by reference to Legacy Sterling Bancorp’s Quarterly Report on Form 10-Q filed on August 2, 2012).

Exhibit 99.3    Unaudited pro forma combined condensed consolidated financial statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January , 2014	By:	/s/ Luis Massiani
Luis Massiani
Executive Vice President
Chief Financial Officer
Principal Accounting Officer
(Principal Financial Officer)